UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2024

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue, Suite 400
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

On February 6, 2024, Triumph Group, Inc. (the “Company”) issued (i) a notice of conditional redemption in respect of up to all $435,621,000 of its outstanding 7.750% Senior Notes due 2025 (the “2025 Notes”) to be redeemed on March 6, 2024 and (ii) a notice of conditional redemption in respect of $120,000,000 of its 9.000% Senior Secured First Lien Notes due 2028 (the “First Lien Notes”) to be redeemed on March 4, 2024. The redemptions of both the 2025 Notes and the First Lien Notes are conditioned upon the consummation of the Company’s previously announced sale of its product support business (the “Sale”). Prior to the redemption of the 2025 Notes, the Company will conduct an “Asset Sale Offer” (pursuant to the indenture governing the First Lien Notes), whereby it will first offer the proceeds allocated to redeem the 2025 Notes to repurchase the First Lien Notes at par, plus accrued and unpaid interest, to, but not including the date of purchase. In the event that the Company repurchases more than $140,000,000 of the First Lien Notes pursuant to the Asset Sale Offer, the actual redemption of the 2025 Notes will be reduced dollar-for-dollar by the amount of First Lien Notes that are repurchased above $140,000,000. If the Company repurchases more than $575,621,000 of First Lien Notes pursuant to the Asset Sale Offer, it will not redeem the 2025 Notes.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and it does not constitute a notice of redemption with respect to any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024	TRIUMPH GROUP, INC. By: /s/ Thomas A. Quigley, III Thomas A. Quigley, III Vice President, Investor Relations, Mergers & Acquisitions and Treasurer